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                       SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) July 14, 20000
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                      ENHERENT CORP. f/k/a PRT GROUP INC.
               ------------------------------------------------
               Exact Name of Registrant as Specified in Charter)

  Delaware                       0-23315                  13-3914972
---------------          ------------------------     --------------------
(State or other          (Commission File Number)     (IRS Employer
jurisdiction of                                        Identification No.)
Incorporation)

          80 Lamberton Road Windsor, Connecticut              06095
   -----------------------------------------------------------------------
         (Address of Principal Executive Offices)          (Zip Code)

                                 (860) 687-2200
               --------------------------------------------------
               Registrant's telephone number, including area code


                                 Not Applicable
          -----------------------------------------------------------

         (Former Name or Former Address, if Changes Since Last Report)


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Item 5. Other Events.

On July 12, 2000, at a special meeting of the shareholders of PRT Group Inc. (the "Registrant") the Registrant received shareholder approval to change its name to "enherent Corp." On July 13, 2000 the Registrant amended its restated Certificate of Incorporation to reflect the change of its name to enherent Corp. A copy of the Certificate of Amendment of the Restated Certificate of Incorporation filed with the Secretary of the State of Delaware is attached hereto as Exhibit 00.1. The name change became effective on July 13, 2000.

The registrant reserved the ticker symbol "ENHT" with the Nasdaq National
Market System and plans to start trading its Nasdaq listed common stock (subject to Nasdaq approval) under this new ticker on or about July 24, 2000.

Item 6. None

Item 7. Financial Statements and Exhibits.

        (c)   Exhibits.

         00.1 The Certificate of Amendment of Restated Certificate of Incorporation



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRT GROUP INC.

Date: July 14, 2000              By: /s/ DAN S. WOODWARD
                                     --------------------------------------
                                         Dan S. Woodward
                                         President, Chief Executive Officer
                                          and Chief Operating Officer



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                                EXHIBIT INDEX


Exhibit No.       Description

   00.1           Certificate of Amendment of Restated Certificate of
                  Incorporation